SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section (14)a of the Securities
                 Exchange Act of 1934 (Amendment No.       )

Filed by the registrant /*/
Filed by a party other than the registrant / /
Check the appropriate box:

/ /  Preliminary proxy statement
/ /  Definitive proxy statement
/*/  Definitive additional material
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


          Dreyfus High Yield Strategies Fund
          --------------------------------------------------------
          (Name of Registrant as Specified in Its Charter)




          Dreyfus High Yield Strategies Fund
          --------------------------------------------------------
          (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/ /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed jon table below per Exchange Act Rules 14a-69(i)(4) and
     0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed Pursuant to Exchange Act Rule 0-11:*




                        DREYFUS HIGH YIELD STRATEGIES FUND
                       200 Park Avenue, New York, New York 10166



                        CHANGES TO NOTICE OF ANNUAL MEETING
                      OF SHAREHOLDERS AND PROXY STATEMENT DATED
                                      June 2, 1999



Dear Shareholder:

  The enclosed Notice of Annual Meeting of Shareholders and Proxy Statement, each dated June 2, 1999, are hereby amended to correct a technical error. The record date for the determination of shareholders entitled to vote is June 1, 1999, and not May 28, 1999 as printed in the Notice of Meeting and Proxy Statement. We apologize for any inconvenience.


                                      By Order of the Board of Trustees




                                      Stephanie D. Pierce
                                      Assistant Secretary